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October 24, 2017

FILED VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Stadion Investment Trust (the “Registrant”)
File No. 333-103714

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in a supplement dated October 2, 2017, to the prospectus dated August 14, 2017, with respect to the Registrant. The purpose of this filing is to submit the 497(e) filing dated October 2, 2017 in XBRL for the Registrant.

Please contact the undersigned at 720.947.5983 if you have any questions concerning this filing.

Very truly yours,

/s/ Edward Corrao, Esq.
Edward Corrao, Esq.
Secretary